DIREXION FUNDS

Commodity Bull 2X Fund
(formerly the Commodity Bull Fund)

Supplement to Prospectus Dated May 1, 2006
Effective May 1, 2006 to June 30, 2006

During the period April 28, 2006 to June 30, 2006, the investment objective of the Commodity Bull 2X Fund (the “Fund”) will be to seek capital appreciation on an annual basis. The Fund will utilize the following investment strategies in attempting to achieve its investment objective:

Under normal circumstances, the Fund invests in commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and commodity-linked notes, in an attempt to gain exposure to the investment returns of the commodities markets without investing directly in physical commodities. Commodities are assets that have tangible properties and include agricultural products, livestock, metals and oil.

Rafferty Asset Management, LLC (“Rafferty”), the Fund’s investment adviser, will invest the Fund’s assets in various commodity categories - energy, agriculture, industrial metals, livestock and precious metals - determined by Rafferty after an analysis of (i) the then current allocations to various commodities by major indexes; (ii) the recent performance of various commodities; and (iii) Rafferty’s assessment of the likelihood of near-term appreciation for various commodities.

The Fund will invest indirectly in commodities through instruments that invest in or are a derivative of commodities, including futures contracts, options contracts, swap agreements, options on futures contracts, financial instruments consisting of interests in baskets of equity securities, exchange-traded funds (“ETFs”) and other investment companies. The Fund typically will seek to gain exposure to the commodity markets by investing in commodity swap agreements. In a typical commodity swap agreement, the Fund will receive the price appreciation (or depreciation) of a commodity index, a portion of an index, or a single commodity, from the counter-party to the swap agreement in exchange for paying the counter-party an agreed-upon fee.

The derivative instruments in which the Fund invests have implicit leverage, meaning that the economic exposure of such instruments is a multiple of the collateral the Fund is required to post. As a consequence, the Fund may have large cash positions. To earn income on available cash, a large portion or all of the assets of the Fund may be invested in high quality, U.S. dollar-denominated short-term obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus any borrowing for investment purposes) in a manner designed to (i) profit from an increase in the value of commodities; and (ii) provide exposure to commodities.

The Fund’s prospectus states that shareholders will receive a 60-day notice of any change in the Fund’s investment objective. Accordingly, this Supplement serves as such notice. On July 3, 2006, Rafferty will begin to pursue the investment objectives and principal investment strategies disclosed in the Fund’s Prospectus dated April 28, 2006.

Questions regarding this change may be directed to the Fund at (800) 851-0511.

Please retain this Supplement for future reference.
The date of this Supplement is May 1, 2006.